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                            THE HUDSON RIVER TRUST
                          Principal Office Located at
            1345 Avenue of the Americas -- New York, New York 10105


                     Supplement Dated January 29, 1999 to
                         Prospectus Dated May 1, 1998


Effective July 1998, Sandra L. Yeager is the person principally responsible for the Alliance Global Portfolio's investment program. Effective January 1999, Ms. Yeager is also the person principally responsible for the Alliance International Portfolio's investment program. Ms. Yeager, a Senior Vice President of Alliance Capital Management L.P. ("Alliance"), has been associated with Alliance since 1990.


Effective January 1999, Mark J. Cunneen is the person principally responsible for the Alliance Small Cap Growth Portfolio's investment program. Mr. Cunneen, a Senior Vice President of Alliance, has been associated with Alliance since January 1999. Prior to joining Alliance, Mr. Cunneen had been associated with INVESCO since May 1998, and before that with Chancellor LGT Asset Management, Inc. ("Chancellor") since 1992. Mr. Cunneen had been the head of Chancellor's Small Cap Equity Group since 1997.


Effective January 1999, Jeffrey S. Phlegar is the person principally responsible for the Alliance Intermediate Government Securities Portfolio's investment program. Mr. Phlegar, a Senior Vice President of Alliance, has been associated with Alliance since 1988.




                  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE
                       PROSPECTUS FOR FUTURE REFERENCE.
























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